Share-based payments	12 Months Ended
Dec. 31, 2022
Disclosure of share based payments [abstract]
Share-based payments
23. Share-based payments
Charges for share-based incentive plans were as follows:

	2022	2021	2020
	£m	£m	£m
Share-based payments	122.0	99.6	74.4
Share-based payments comprise charges for stock options and restricted stock awards to employees of the Group.
As of 31 December 2022, there was £200.7 million (2021: £203.4 million) of total unrecognised compensation cost related to the Group’s restricted stock plans.
Further information on stock options is provided in note 27.
Restricted stock plans
The Group operates a number of equity-settled share incentive schemes, in most cases satisfied by the delivery of stock from one of the Group’s ESOP Trusts. The most significant current schemes are as follows:
Executive Performance Share Plan (EPSP)
This scheme is intended to reward and incentivise the most senior executives of the Group. The performance period is three or five complete financial years, commencing with the financial year in which the award is granted. The vest date will usually be in the March following the end of the performance period. Vesting is conditional on continued employment throughout the vesting period.
The 2020, 2021 and 2022 EPSP awards are subject to three equally weighted performance conditions: three-year average Return on Invested Capital (ROIC), cumulative Adjusted Free Cash Flow (AFCF), and relative Total Shareholder Return (TSR). Achieving the threshold performance requirement will result in a vesting opportunity of 20% for that element. The vesting opportunity will increase on a straight-line basis to 100% of the award for maximum performance. The Compensation Committee has an overriding discretion to determine the extent to which the award will vest.
The 2019 EPSP awards are subject to a relative TSR performance condition, with a ROIC underpin. TSR performance will be compared to companies representing the most relevant, listed global competitors, with performance below median resulting in zero vesting. Performance between median and upper decile provides for a vesting opportunity of between 15% and 100%. The awards will vest subject to a ROIC underpin of an average of 7.5% over the performance period. The Compensation Committee has an overriding discretion to determine the extent to which the award will vest.
For EPSP awards granted between 2017 and 2018 there are three performance criteria, each constituting one-third of the vesting value, and each measured over the performance period:
(i) TSR against a comparator group of companies. Threshold performance (equating to ranking in the 50th percentile of the comparator group) will result in 15% vesting of the part of the award dependent on TSR. The maximum vest of 100% will arise if performance ranks in the 90th percentile, with a sliding scale of vesting for performance between threshold and maximum.
(ii) Headline diluted earnings per share. The performance range is 7% to 14% compound annual growth. Threshold performance will result in 15% vesting, maximum performance will result in 100% vesting. There is a sliding vesting scale in between threshold and maximum.
(iii) Return on equity (ROE). Average annual ROE is defined as headline diluted EPS divided by the balance sheet value per share of shareholders’ equity. The performance range is 15-18% average annual ROE. Threshold performance will result in 15% vesting, maximum performance will result in 100% vesting. There is a sliding vesting scale in between threshold and maximum.
Performance Share Awards (PSA)
Conditional stock awards made under the PSA are dependent upon annual performance targets, typically based on one or more of: operating profit, profit before taxation and operating margin. Grants are made in the year following the year of performance measurement, and vest two years after grant date provided the individual concerned is continually employed by the Group throughout this time.
Leadership Share Awards
WPP Leadership Awards are conditional stock awards made to around 1,900 of our key executives. Awards vest three years after grant, provided the participant is still employed within the Group.
Valuation methodology
For all of these schemes, the valuation methodology is based upon fair value on grant date, which is determined by the market price on that date or the application of a Black-Scholes model, depending upon the characteristics of the scheme concerned. The assumptions underlying the Black-Scholes model are detailed in note 27, including details of assumed dividend yields. Market price on any given day is obtained from external, publicly available sources.
Market/non-market conditions
Most share-based plans are subject to non-market performance conditions, such as margin or growth targets, as well as continued employment. EPSP is subject to a number of performance conditions, including TSR, a market-based condition.
For schemes without market-based performance conditions, the valuation methodology above is applied and, at each year-end, the relevant charge for each grant is revised, if appropriate, to take account of any changes in estimate of the likely number of shares expected to vest.
For schemes with market-based performance conditions, the probability of satisfying these conditions is assessed at grant date through a statistical model (such as the Monte Carlo model) and applied to the fair value. This initial valuation remains fixed throughout the life of the relevant plan, irrespective of the actual outcome in terms of performance. Where a lapse occurs due to cessation of employment, the cumulative charge taken to date is reversed.
Movement on ordinary shares granted for significant restricted stock plans:

	Non-vested 1 January 2022 number m		Granted number m		Forfeited number m		Vested number m		Non-vested 31 December 2022 number m
Executive Performance Share Plan (EPSP)	16.7		6.1		(2.2)		(0.2)		20.4
Performance Share Awards (PSA)	3.1		4.0		(0.2)		(2.8)		4.1
Leadership Share Awards	10.4		4.9		(1.2)		(2.8)		11.3

Weighted average fair value (pence per share)
Executive Performance Share Plan (EPSP)	900	p	1,025	p	1,055	p	613	p	924	p
Performance Share Awards (PSA)	604	p	911	p	798	p	519	p	952	p
Leadership Share Awards	922	p	787	p	881	p	795	p	899	p

	Non-vested 1 January 2021 number m		Granted number m		Forfeited number m		Vested number m		Non-vested 31 December 2021 number m
Executive Performance Share Plan (EPSP)	13.0		6.1		(2.2)		(0.2)		16.7
Performance Share Awards (PSA)	4.3		0.4		(0.2)		(1.4)		3.1
Leadership Share Awards	11.0		3.6		(1.1)		(3.1)		10.4

Weighted average fair value (pence per share)
Executive Performance Share Plan (EPSP)	943	p	951	p	1,289	p	833	p	900	p
Performance Share Awards (PSA)	675	p	666	p	534	p	859	p	604	p
Leadership Share Awards	831	p	990	p	853	p	709	p	922	p